UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 24, 2015

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 24, 2015, Ecolab Inc. (“Ecolab”) announced earnings for the fourth quarter and year ended December 31, 2014.  A copy of the News Release issued by Ecolab in connection with this report under Item 2.02 is attached as Exhibit (99) and incorporated by reference herein.  Ecolab also will publish the News Release on its website located at www.ecolab.com.

Item 8.01. Other Events .

On February 24, 2015, the Ecolab Board of Directors authorized the repurchase by the Corporation of up to 20,000,000 additional shares of its common stock.  Ecolab expects to conduct its purchases in the open market; in privately negotiated transactions from time-to-time, depending on market conditions; through purchases made in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934; and pursuant to accelerated share repurchase programs.  Ecolab last increased its share repurchase authorization in August 2011. Including the new authorization, Ecolab has 28,286,298 shares remaining for repurchase.

Also, on February 24, 2015, Ecolab announced it plans to undertake a $1,000,000,000 share repurchase program. The share repurchase program will be made under Ecolab’s existing share repurchase authorization and the additional authorization described above.  Ecolab expects to conduct its purchases under the program in the manner set forth above.

The text appearing under the heading “Share Repurchase” of the News Release attached as Exhibit (99) hereto is incorporated by reference into this Item 8.01.

Cautionary Statements Regarding Forward Looking Information

Statements contained in this Current Report on Form 8-K, including statements concerning Ecolab’s share repurchase program, may constitute “forward¬looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Ecolab’s actual results may differ materially from those set forth in any forward¬looking statements due to a number of risks, uncertainties and other factors, as described in Ecolab’s filings with the Securities and Exchange Commission.

Ecolab does not assume any obligation to update its forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

The following exhibit is furnished pursuant to Item 2.02 of Form 8-K and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

(99)                                                 Ecolab Inc. News Release dated February 24, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: February 24, 2015	By:	/s/David F. Duvick
David F. Duvick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method Of Filing

(99)	Ecolab Inc. News Release dated February 24, 2015.	Filed herewith electronically.